News Release
December 12, 2022
SSR MINING ANNOUNCES POSITIVE EXPLORATION RESULTS AT SEABEE
Santoy Highlights Include True Width Intercepts of 29 g/t Au over 2.1 Meters, 31 g/t Au Over 1.9 Meters
Porky Main and Porky West Drilling Returns Broad Intercepts of Near Surface Mineralization, Potential for Future Open Pit Development
DENVER – SSR Mining Inc. (NASDAQ/TSX: SSRM, ASX: SSR) (“SSR Mining” or the “Company”) is pleased to announce results from 377 diamond drill holes completed at the Seabee property in Saskatchewan, Canada, for the September, 2021 to November, 2022 exploration period (the “Exploration Period”). These results build upon, and are subsequent to, the Seabee 2021 Technical Report Summary (the “2021 Seabee TRS”), which highlighted a six-year Mineral Reserve life averaging approximately 96,000 ounces of annual gold production. The life of mine plan in the 2021 TRS was based on 580,000 ounces of Proven and Probable Mineral Reserves calculated using a cut-off grade of 2.5 g/t Au and a 1.8 meter minimum mining width.
Activity during the Exploration Period included both near-mine resource development drilling adjacent to current underground infrastructure at the Santoy Mine Complex (“Santoy”), as well as more regional activity across the Seabee property (Figure 1). Notably, the regional exploration activity included drilling at the Porky Main and Porky West targets, with results to-date returning broad intercepts of near-surface mineralization potentially amenable to open pit mining in the future. Additional regional exploration included the initial delineation of the Shane target, which remains open along strike and is located adjacent to the Santoy Road that connects the mine to the Seabee processing facility.
A total of 279 resource development drill holes were completed at Santoy during the Exploration Period. Santoy is the source of the current production feed for the Seabee processing plant and contributes the entirety of the existing Seabee Mineral Reserves. Exploration activity at Santoy aims to extend existing mineralization, upgrade Mineral Resources to Mineral Reserves, and provide greater confidence in currently defined Mineral Reserves for future mine planning purposes. Drilling focused on areas immediately adjacent to current mine development, with the positive results indicting possible continuity of the mineralization currently being mined and demonstrating potential for Mineral Reserve growth and mine life extensions.
Step-out drilling highlights from Santoy include (see Figure 2) (see Table 1) (all intercepts true width):
•SUG-22-605: 28.9 g/t Au over 2.1 meters from 217 meters
•SUG-21-043: 8.3 g/t Au over 8.9 meters from 212 meters
oIncluding: 31.3 g/t Au over 1.9 meters from 212 meters
Drilling highlights from currently defined Mineral Resource blocks not included in the 2021 Seabee TRS life of mine plan include (all intercepts true width):
•SUG-22-945: 17.7 g/t Au over 3.7 meters from 175 meters
•SUG-22-923: 18.9 g/t Au over 1.9 meters from 155 meters
•SUG-21-402: 6.1 g/t Au over 5.8 meters from 50 meters
oIncluding: 18.6 g/t Au over 2.0 meters from 55 meters

SSR Mining Inc.	PAGE 1

Rod Antal, President and CEO of SSR Mining, said, “Building on Seabee’s long history of successfully replacing depletion, drilling activity continues to focus on defining and converting additional Mineral Reserves at Santoy, supporting the potential for mine life extensions at Seabee. At the same time, exploration has progressed at more regional targets as we endeavor to define a longer-term production pathway for the asset. These results from the Shane, Porky Main, and Porky West targets illustrate the significant brownfield growth potential for Seabee and could potentially represent future production opportunities for the mine. While still an early-stage opportunity, the broad, near surface intercepts suggest the potential for open pit mining at the Porky targets in the future. Given the number of prospective targets at Seabee, we currently expect to expand our exploration program at the mine again in 2023 as we look for ways to aggressively advance these opportunities towards potential development.”
The Porky Main and Porky West targets are located approximately four kilometers north-northwest of the Seabee processing facility. SSR Mining completed nearly 10,800 meters of drilling (53 diamond drill holes) at the Porky targets in 2022. Porky Main and Porky West 2022 drilling highlights include (see Figure 3 and Figure 4) (see Table 2) (all intercepts core length):
•PKY-22-028: 1.9 g/t Au over 31.3 meters from 51 meters
•PKY-22-007: 1.3 g/t Au over 23.7 meters from 6 meters
•PKY-22-005: 5.5 g/t Au over 9.3 meters from 83 meters
•GAS-22-165: 12.8 g/t Au over 11.1 meters from 214 meters
The Shane target represents the intersection of a number of historical zones of gold mineralization at various stages of exploration maturity. SSR Mining completed over 19,600 meters (45 diamond drill holes) of drilling at Shane targeting five structures including the S1, S2, S3, S4 and the Shane Hangingwall (“Shane HW”) structures. This recent drilling, combined with past operator exploration, has resulted in approximately 30,000 meters of drilling across almost 100 diamond drill holes at the target. Shane drilling highlights include (see Figure 5) (see Table 3) (all intercepts true width):
•SHA-21-046: 54.3 g/t Au over 4.6 meters from 175 meters
oIncluding: 172.0 g/t over 1.0 meter from 175 meters
•SHA-22-057: 12.3 g/t Au over 2.1 meters from 111 meters
•SHA-21-053: 11.9 g/t Au over 2.3 meters from 383 meters
Table 1: Significant gold intercepts from recent drilling at Santoy.

Hole ID	From (m)	To (m)	True Width (m)	Gold (g/t Au)	Zone
SUG-21-043	212.0	221.0	8.9	8.3	SHW 1
Including	212.0	213.9	1.9	31.3	SHW 1
SUG-21-378	33.7	50.5	9.0	18.6	8A
SUG-21-379	46.5	71.0	10.1	10.3	8A
SUG-22-605	217.0	221.5	2.1	28.9	8A HW
SUG-21-400	34.5	39.4	4.8	22.2	8A
SUG-22-945	174.6	178.6	3.7	17.7	9A
SUG-22-923	154.8	156.8	1.9	18.9	9C
SUG-22-907	215.8	217.4	1.3	75.0	9A
SUG-22-922	162.2	165.2	2.9	27.8	9A
SUG-22-925	152.5	155.9	3.3	22.0	9A
SUG-21-402	49.6	58.2	5.8	6.1	8A
Including	54.7	57.1	2.0	18.6	8A
Notes: All Santoy drilling intercepts reflect true width intersections. Santoy results are cut to 75 g/t Au. For complete drillhole results from Santoy during the Exploration Period, see Appendix Table 4 and Table 7. Santoy Hangingwall denoted as “SHW”, Hangingwall denoted as “HW”.

SSR Mining Inc.	PAGE 2

Haul Road
Winter Road
Exploration Target
SSRM Claim Boundaries
N
Porky West
Porky Main
Seabee Processing Facility
Shane
15 km
Santoy Mine
Joker
Yin
Gold Island
Fisher Camp
George
4km
Mac South
0 km
5 km

Figure 1: Plan map of the Seabee property, highlighting existing infrastructure and exploration targets.
Overview of the Porky Main and Porky West Targets
The Porky Main and Porky West targets are located approximately four kilometers north-northwest of the Seabee processing facility. Mineralization occurs along a 12 kilometer long openly folded unconformity, separating arenaceous sedimentary rocks of the Rae Lake synform to the north from mafic volcanic rocks of the Seabee mine area to the south. Both Porky Main and Porky West are characterized by the same calc-silicate alteration package, however, the unconformity and arenites host most of the auriferous quartz veins at the Porky West deposit.
Porky Main and Porky West were discovered in 2002. A Mineral Resource is currently defined at Porky West and contributed 52,000 tonnes of Measured and Indicated Mineral Resources at 5.0 g/t Au and 516,000 tonnes of Inferred Mineral Resource at 4.4 g/t Au in the 2021 Seabee TRS. However, previous exploration activity at both Porky Main and Porky West envisaged satellite underground operations. As described above, more recent interpretation suggests the potential for open pit mining at the targets in the future, which will be evaluated through additional drilling, as well as geotechnical and metallurgical analysis going forward.

SSR Mining Inc.	PAGE 3

Table 2: Significant gold intercepts from recent drilling at the Porky Main and Porky West targets.

Hole ID	From (m)	To (m)	Interval (m)	Gold (g/t)	Zone
GAS-22-165	214.4	227.0	11.1	12.8	Porky West
PKY-22-003	50.5	55.0	4.5	0.2	Porky Main
	59.5	64.0	4.5	4.5
	82.0	89.5	7.5	1.5
	93.5	102.0	8.5	0.6
	112.1	117.0	5.0	4.3
	123.0	131.4	8.4	7.4
PKY-22-028	51.0	82.3	31.3	1.9	Porky West
GAS-22-153	165.0	177.0	9.2	6.0	Porky West
GAS-22-159	178.0	195.0	16.5	3.2	Porky West
PKY-22-005	47.3	54.8	7.5	2.6	Porky Main
	60.8	75.0	14.2	0.6
	83.0	92.3	9.3	5.5
PKY-22-006	16.5	24.0	7.5	0.4	Porky Main
	33.2	39.2	6.0	0.6
	54.2	58.7	4.5	0.9
	93.6	102.1	8.5	5.9
GAS-22-161	213.1	230.0	14.7	3.0	Porky West
PKY-22-023	149.0	165.0	16.0	2.5	Porky West
PKY-22-007	6.3	30.0	23.7	1.3	Porky Main
	55.9	62.0	6.1	0.5
	66.5	71.0	4.5	0.2
Notes: All Porky Main and Porky West drilling intercepts reflect core length intersections. Porky Main and Porky West results are uncut, reported at a 0.3 g/t Au cut-off and include a maximum of three meters internal dilution. For complete drillhole results for the Porky Main and Porky West targets during the Exploration Period, see Appendix Table 5 and Table 8.
Overview of the Shane Target
The Shane target is located adjacent to the Santoy Road, which connects the Santoy Mine Complex to the Seabee processing facility and is paralleled by the main powerline feeding Santoy. Drilling in the vicinity of the currently defined Shane target was first completed in 2002 and 47 diamond drill holes have been completed by past operators totaling over 10,000 meters, which identified a number of gold bearing zones at various stages of exploration maturity. During the Exploration Period, SSR Mining drilled 45 diamond drill holes at the Shane target totaling over 19,600 meters.
The focus of SSR Mining’s drilling at Shane has been to advance exploration at Shane's S1, S2, S3 and S4 targets as a proof of concept for exploring the property more broadly. The S1-S3 targets are located along the hangingwall, footwall and within the steeply south dipping Pine Lake Conglomerate (“PLC”); a kilometer scale, east striking unit preserved in a sinistral shear zone known as the Pine Lake Shear Zone (“PLSZ”). The plunge of S1 mineralization continues over approximately 500 meters. The S4 target is hosted within a mafic volcanic unit 50 meters north of the PLSZ. All four targets are planar and roughly sub-parallel to the contact of the PLC.
During the exploration of these zones a new target was discovered in a southeast striking, more moderately dipping splay of the PLSZ named the Shane HW. The Shane HW structure returned the highest grade and broadest mineralized intervals of the program highlighting the importance of structures oriented oblique to the PLSZ for future exploration. Economic grades and widths were encountered on all five structures tested with the most continuous mineralization encountered on the S1 structure. Step out holes have traced the host lithology to a depth of approximately 700 meters. While still early stage, the Shane target represents a target for follow up exploration and resource development drilling going forward.

SSR Mining Inc.	PAGE 4

Table 3: Significant gold intercepts from recent drilling at the Shane target.

Hole ID	From (m)	To (m)	True Width (m)	Gold (g/t Au)	Zone
SHA-21-046	175.3	181.0	4.6	54.3	Shane HW
Including	175.3	177.0	1.0	172.0	Shane HW
SHA-21-053	382.5	386.4	2.3	11.9	S1
SHA-22-057	111.3	114.6	2.1	12.3	S1
SHA-21-039	271.9	275.7	3.1	7.1	S1
SHA-22-084	403.8	407.0	2.4	8.3	S3
Notes: All Shane drilling intercepts reflect true width intersections. Shane results are uncut. For complete drillholes results for the Shane target during the Exploration Period, see Appendix Table 6 and Table 9.
Seabee Property Overview
SSR Mining’s Seabee property is 100% owned and includes the Fisher claims, of which the acquisition of 100% ownership was completed in 2022. Near mine activity during the Exploration Period focused on Mineral Resource conversion at the 8A, 9A, and Santoy Hanging Wall (“SHW”) zones. During the Exploration Period, a total of 377 diamond drill holes were completed across the Seabee property, including 253 holes drilled from underground drives at Santoy totaling over 45,200 meters. Following the completion of a new underground drill chamber in the third quarter of 2022, the Company initiated drilling of the high grade zone mined in the first quarter of 2022. Results from these activities are expected in the coming months and will be used to guide mine planning, including the evaluation of additional mining in this high grade zone, during 2023.
The 2021 Seabee TRS highlighted a six-year Mineral Reserve life averaging approximately 96,000 ounces of annual gold production. The life of mine plan was based on 580,000 ounces of Proven and Probable Mineral Reserves calculated using a cut-off grade of 2.5 g/t Au and a 1.8 meter minimum mining width. Exploration continues to focus on extending the Mineral Reserve life of the Santoy Mine Complex while simultaneously conducting more regional activity to evaluate the longer-term development potential of the multitude of exploration targets across the broader Seabee property.
Seabee Property Exploration Figures

Santoy Mine Complex – Longitudinal Section
W
E
4000.0 E
0.0Y
-500.0Y
-1000.0Y
SUG-21-043: 8.3 g/t Au over 8.9 m
Including: 31.3 g/t Au over 1.9 m
SUG-22-923: 18.9 g/t Au over 1.9 m
Mineral Resources
Measured
Indicated
Inferred
Ramp and Development
SUG-22-605: 28.9 g/t Au over 2.1 m
SUG-21-402: 6.1 g/t Au over 5.8 m
Including: 18.6 g/t Au over 2.0 m
SUG-22-945: 17.7g/t Au over 3.7m
500m

Figure 2. Longitudinal section of the Santoy Mine Complex showing select intercepts outside of the Mineral Reserve blocks incorporated in the 2021 Seabee TRS.

SSR Mining Inc.	PAGE 5

Figure 3. Plan view of the Porky West target highlighting the diamond drill holes (DDH) completed in the area.
Figure 4. Plan view of the Porky Main target highlighting the diamond drill holes (DDH) completed in the area.

SSR Mining Inc.	PAGE 6

2022 Collar
Historical Collar
Trace of Structure
Mineralization
Projected to Surface
N
S1
HW
SHA-22-065: 2.5 m at 6.5 g/t Au
SHA-22-057: 2.1 m at 12.3 g/t Au
SHA-21-046: 4.6 m at 54.3 g/t Au
SHA-21-053: 2.3 m at 11.9 g/t Au
SHA-22-084: 2.4 m at 8.3 g/t Au
SHA-21-039: 3.1 m at 7.1 g/t Au
SHA-21-049: 2.1m at 7.5 g/t Au
200 m

Figure 5. Plan view of the Shane target highlighting a subset of the drilling completed in the area to-date.

Technical Procedural Information Sampling and Analytical Procedures
All drill samples in respect of the Seabee underground drilling program and some samples from the surface program were assayed by our onsite non-accredited assay laboratory, which is not independent from SSR Mining. Surface drilling samples not analyzed by our onsite assay laboratory were analyzed at SRC Geoanalytical Laboratories Inc. (“SRC”) in Saskatoon, Saskatchewan, which also serves as the QAQC laboratory for our onsite lab. Duplicate check assays were conducted at site as well as at SRC, which is independent from SSR Mining. Mean results of the spot checks were consistent with those reported. Sampling interval was established by minimum or maximum sampling lengths and geological and/or structural criteria.
Seabee’s site lab typically prepares two hundred-gram samples that were pulverized until greater than 80 percent passed through a 150-mesh screen. Thirty-gram pulp samples were then analyzed for gold by fire assay with gravimetric finish (0.01 g/t gold detection limit). SRC prepares a minus-150 mesh pulp (95% passing) weighing 250 grams from a minus 10 mesh coarse crush reject. Fire assay with Atomic Absorption finish was completed on a 30-gram aliquot to produce gold analytical results with a 0.005 g/t gold detection limit. Fire assay with gravimetric finish was prepared on those samples with greater than 3 g/t gold.
External review of data and processes relating to Seabee exploration data has been completed by independent consultant Carl Edmunds in November 2022. There were no adverse material results detected and the QA/QC indicates the information collected is acceptable, and the database can be used for further studies.

SSR Mining Inc.	PAGE 7

Qualified Persons
The scientific and technical data contained in this news release relating to exploration activity at the Seabee property has been reviewed and approved by Anders Carlson, P.Geo., Senior Manager, Exploration, and a qualified person for purposes of Subpart 1300 of Regulation S-K and National Instrument 43-101 - Standards of Disclosure for Mineral Projects. Scientific and technical data in this news release relating to resource development activity at the Seabee property has been reviewed and approved by Jeffrey Kulas, P.Geo., Manager, Resource Development, and a qualified person for purposes of Subpart 1300 of Regulation S-K and National Instrument 43-101 - Standards of Disclosure for Mineral Projects.
You are encouraged to also review the 2021 Seabee TRS, which is available on SSR Mining’s Current Report on Form 8-K filed with the Securities and Exchange Commission’s EDGAR system (sec.gov) on September 29, 2022. You are encouraged to also review the 2021 Seabee TRS, which is available on SSR Mining’s Current Report on Form 8-K filed with the Securities and Exchange Commission’s EDGAR system (sec.gov) on September 29, 2022.
About SSR Mining
SSR Mining Inc. is a leading, free cash flow focused gold company with four producing assets located in the USA, Türkiye, Canada, and Argentina, combined with a global pipeline of high-quality development and exploration assets. In 2021, the four operating assets produced approximately 794,000 gold-equivalent ounces. SSR Mining is listed under the ticker symbol SSRM on the NASDAQ and the TSX, and SSR on the ASX.
SSR Mining Contacts:
F. Edward Farid, Executive Vice President, Chief Corporate Development Officer
Alex Hunchak, Director, Corporate Development and Investor Relations

SSR Mining Inc.
E-Mail: invest@ssrmining.com
Phone: +1 (888) 338-0046

To receive SSR Mining’s news releases by e-mail, please register using the SSR Mining website at www.ssrmining.com.

SSR Mining Inc.	PAGE 8

Cautionary Note Regarding Forward-Looking Information

Except for statements of historical fact relating to us, certain statements contained in this news release constitute forward-looking information, future oriented financial information, or financial outlooks (collectively “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information may be contained in this document and our other public filings. Forward-looking information relates to statements concerning our outlook and anticipated events or results and, in some cases, can be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “projects”, “predict”, “potential”, “continue” or other similar expressions concerning matters that are not historical facts.

Forward-looking information and statements in this news release are based on certain key expectations and assumptions made by us. Although we believe that the expectations and assumptions on which such forward-looking information and statements are based are reasonable, undue reliance should not be placed on the forward-looking information and statements because we can give no assurance that they will prove to be correct. Forward-looking information and statements are subject to various risks and uncertainties which could cause actual results and experience to differ materially from the anticipated results or expectations expressed in this news release. The key risks and uncertainties include, but are not limited to: local and global political and economic conditions; governmental and regulatory requirements and actions by governmental authorities, including changes in government policy, government ownership requirements, changes in environmental, tax and other laws or regulations and the interpretation thereof; developments with respect to the COVID-19 pandemic, including the duration, severity and scope of the pandemic and potential impacts on mining operations; and other risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission on EDGAR and the Canadian securities regulatory authorities on SEDAR.

Forward-looking information and statements in this news release include any statements concerning, among other things: preliminary cost reporting in this document; production, grade, operating, cost, and capital expenditure guidance; our operational and development targets and catalysts and the impact of any suspension on operations; forecasts and outlook, including related to production guidance; timing and expectations regarding the impact of any interruptions caused on our operations; the results of any gold reconciliations; the ability to discover additional gold ore; matters relating to proposed exploration; communications with local stakeholders; maintaining community and government relations; negotiations of joint ventures; negotiation and completion of transactions; commodity prices; Mineral Resources, Mineral Reserves, conversion of Mineral Resources, realization of Mineral Reserves, and the existence or realization of Mineral Resource estimates; the development approach; the timing and amount of future production; the timing of studies, announcements, and analysis; the timing of construction and development of proposed mines and process facilities; capital and operating expenditures; economic conditions; availability of sufficient financing; exploration plans; receipt of regulatory approvals; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, environmental, regulatory, and political matters that may influence or be influenced by future events or conditions.True width intervals are calculated using the current geometric interpretation of mineralized structures. Continued exploration activity could result in updates to those interpretations that impacts the calculation of true widths.

Such forward-looking information and statements are based on a number of material factors and assumptions, including, but not limited in any manner to, those disclosed in any other of our filings on EDGAR and SEDAR, and include: the inherent speculative nature of exploration results; the ability to explore; communications with local stakeholders; maintaining community and governmental relations; status of negotiations of joint ventures; weather conditions at our operations; commodity prices; the ultimate determination of and realization of Mineral Reserves; existence or realization of Mineral Resources; the development approach; availability and receipt of required approvals, titles, licenses and permits; sufficient working capital to develop and operate the mines and implement development plans; access to adequate services and supplies; foreign currency exchange rates; interest rates; access to capital markets and associated cost of funds; availability of a qualified work force; ability to negotiate, finalize, and execute relevant agreements; lack of social opposition to our mines or facilities; lack of legal challenges with respect to our properties; the timing and amount of future production; the ability to meet production, cost, and capital expenditure targets; timing and ability to produce studies and analyses; capital and operating expenditures; economic conditions; availability of sufficient financing; the ultimate ability to mine, process, and sell mineral products on economically favorable terms; and any and all other timing, exploration, development, operational, financial, budgetary, economic, legal, social, geopolitical, regulatory and political factors that may influence future events or conditions. While we consider these factors and assumptions to be reasonable based on information currently available to us, they may prove to be incorrect.

The above list is not exhaustive of the factors that may affect any of the Company’s forward-looking information. You should not place undue reliance on forward-looking information and statements. Forward-looking information and statements are only predictions based on our current expectations and our projections about future events. Actual results may vary from such forward-looking information for a variety of reasons including, but not limited to, risks and uncertainties disclosed in our filings on our website at www.ssrmining.com, on SEDAR at www.sedar.com, on EDGAR at www.sec.gov and on the ASX at www.asx.com.au and other unforeseen events or circumstances. Other than as required by law, we do not intend, and undertake no obligation to update any forward-looking information to reflect, among other things, new information or future events. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Qualified Persons

The scientific and technical information concerning our mineral projects in this news release have been reviewed and approved by a “qualified person” under S-K 1300. For details on the “qualified persons” approving such information, a description of the key assumptions, parameters and methods used to estimate mineral reserves and mineral resources for SSR Mining Inc.’s material properties included in this news release, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, sociopolitical, marketing or other relevant factors, please review the Technical Report Summaries for each of the Company’s material properties which are available at www.sec.gov.

SSR Mining Inc.	PAGE 9

Table 4: All drill holes completed at Santoy during the Exploration Period.

Hole ID	From (m)	To (m)	True Width (m)	Gold (g/t Au)	Zone
SUG-21-035	222.5	226.0	2.8	0.5	SHW 1
SUG-21-036	229.5	235.5	5.3	0.1	SHW 1
SUG-21-037	205.5	210.5	4.4	0.3	SHW 1
SUG-21-038	216.0	220.5	4.0	0.1	SHW 1
SUG-21-039	237.5	242.5	4.5	3.3	SHW 1
SUG-21-040	246.0	251.4	5.0	1.5	SHW 1
SUG-21-041	226.5	231.5	4.8	0.1	SHW 1
SUG-21-042	215.5	222.0	6.2	0.3	SHW 1
SUG-21-043	212.0	221.0	8.9	8.3	SHW 1
Including	212.0	213.9	1.9	31.3	SHW 1
SUG-21-044	217.2	224.9	7.4	0.5	SHW 1
SUG-21-045	220.5	225.6	4.6	0.2	SHW 1
SUG-21-046	208.5	211.5	2.9	0.2	SHW 1
SUG-21-047	197.0	202.6	5.4	3.9	SHW 1
SUG-21-048	204.0	210.0	5.7	1.5	SHW 1
SUG-21-049	205.0	215.5	9.7	4.6	SHW 1
SUG-21-050	212.5	214.5	1.8	0.5	SHW 1
SUG-21-051	221.5	225.5	3.4	0.1	SHW 1
	239.0	247.0	6.9	1.1	SHW2
SUG-21-052	NSI
SUG-21-053	329.0	330.1	0.9	0.1	SHW
SUG-21-054	203.5	205.5	2.0	0.0	SHW
SUG-21-055	187.5	191.5	4.0	0.1	SHW
SUG-21-056	176.0	180.0	4.0	0.1	SHW
SUG-21-057	195.5	199.5	3.8	0.2	SHW
SUG-21-058	186.0	192.0	4.9	0.0	SHW
SUG-21-059	225.0	229.5	3.7	0.3	SHW
SUG-21-060	NSI
SUG-21-061	212.0	213.5	1.5	0.1	SHW
SUG-21-062	182.5	188.0	5.5	1.2	SHW
SUG-21-063	193.5	198.0	4.5	5.6	SHW
SUG-21-064	211.5	213.0	1.3	4.1	SHW
SUG-21-065	234.0	235.0	0.9	1.1	SHW
SUG-21-066	202.5	210.0	7.3	0.0	SHW
SUG-21-376	42.0	51.7	4.5	5.1	8A
SUG-21-377	28.3	41.0	8.6	6.9	8A
SUG-21-378	33.7	50.5	9.0	18.6	8A
SUG-21-379	46.5	71.0	10.1	10.3	8A
SUG-21-380	25.1	38.4	11.2	7.7	8A
SUG-21-381	56.8	61.3	2.4	11.8	8A
SUG-21-382	63.7	66.9	1.2	2.7	8A
SUG-21-383	43.4	45.5	1.4	0.3	8A
SUG-21-384	53.1	54.9	0.9	11.3	8A
SUG-21-385	76.8	79.5	1.2	26.4	8A
SUG-21-386	79.5	81.2	0.5	1.0	8A
SUG-21-387	87.5	95.2	2.7	7.3	8A
SUG-21-388	99.6	111.5	2.9	1.1	8A
SUG-21-389	71.5	80.0	3.5	6.2	8A
SUG-21-390	84.5	97.0	3.6	6.5	8A
SUG-21-391	87.0	111.0	5.5	1.2	8A
SUG-21-392	65.5	71.2	2.4	4.7	8A
SUG-21-393	75.7	91.7	5.5	1.8	8A

SSR Mining Inc.	PAGE 10

SUG-21-394	71.5	89.0	9.8	1.9	8A
SUG-21-395	76.5	94.0	8.5	0.6	8A
SUG-21-396	80.0	88.8	2.1	11.6	8A
SUG-21-397	87.7	101.7	4.7	5.9	8A
SUG-21-398	65.9	68.7	1.0	8.1	8A
SUG-21-399	35.5	38.7	2.1	3.9	8A
SUG-21-400	34.5	39.4	4.8	22.2	8A
SUG-21-401	44.4	48.8	3.2	15.3	8A
SUG-21-402	49.6	58.2	5.8	6.1	8A
Including	54.7	57.1	2.0	18.6	8A
SUG-21-403	38.5	43.5	4.2	12.1	8A
SUG-21-404	38.3	42.6	2.7	0.4	8A
SUG-21-405	49.8	52.5	1.3	29.9	8A
SUG-21-616	151.1	154.6	3.0	0.1	8A
SUG-21-618	138.2	142.4	2.1	0.1	8A
	289.0	295.0	2.9	6.8
SUG-21-619	209.2	209.7	0.1	1.2	8A
SUG-21-620	NSI
SUG-21-621	119.0	124.3	3.1	0.7	8A
SUG-21-622	NSI
SUG-21-623	NSI
SUG-21-624	NSI
SUG-21-625	128.9	131.8	1.6	0.0	8A
SUG-21-626	138.0	140.5	1.3	1.6	8A
SUG-21-627	159.0	164.5	3.3	0.4	8A
SUG-21-628	NSI
SUG-21-629	388.6	393.4	0.7	2.2	926
SUG-21-630	193.1	196.4	2.3	1.4	8A
	225.2	226.5	0.9	0.1	8AFW
SUG-21-631	246.0	255.0	5.5	1.6	8A
SUG-21-632	279.0	290.0	4.1	0.0	8A
SUG-21-912	224.3	227.1	1.0	6.6	SHW 1
SUG-21-913	238.1	240.8	2.3	0.1	SHW 1
	266.5	270.0	3.0	2.2	SHW 2
SUG-21-914	211.5	214.0	2.1	12.6	SHW 1
SUG-21-915	264.0	267.6	2.6	1.2	SHW 1
SUG-21-916	231.1	236.7	3.6	1.1	SHW 1
	268.0	272.8	3.1	6.3	SHW2
SUG-21-917	NSI
SUG-22-001	182.0	182.8	0.8	6.4	SHW
SUG-22-002	206.5	208.0	1.4	5.2	SHW
SUG-22-003	196.5	208.4	11.8	1.1	SHW
SUG-22-004	195.0	199.5	4.5	0.5	SHW
SUG-22-005	189.0	192.0	3.0	0.8	SHW
SUG-22-006	222.0	232.5	10.1	0.2	SHW
SUG-22-007	69.8	84.5	13.5	0.9	GHW
SUG-22-008	92.5	110.5	14.5	0.6	GHW
SUG-22-009	158.5	171.0	6.1	0.9	GHW
SUG-22-010	196.6	217.1	7.2	1.4	GHW
SUG-22-011	45.6	104.5	54.6	0.4	GHW
SUG-22-012	62.2	120.0	44.8	0.7	GHW
SUG-22-013	54.8	69.7	8.5	1.3	GHW
SUG-22-014	47.2	67.0	8.3	0.8	GHW
SUG-22-015	39.4	77.0	2.8	1.1	GHW

SSR Mining Inc.	PAGE 11

SUG-22-016	50.3	68.9	10.6	1.0	GHW
SUG-22-017	190.0	196.0	5.0	1.7	SHW 2
SUG-22-300	34.0	37.5	2.2	0.2	8A
SUG-22-301	60.3	63.1	1.2	3.9	8A
SUG-22-302	45.6	53.0	3.7	12.2	8A
SUG-22-303	57.0	63.8	3.1	2.8	8A
SUG-22-304	136.4	153.0	6.6	10.2	8A
SUG-22-305	76.5	81.0	1.6	0.1	8A
SUG-22-306	55.7	64.0	4.5	0.1	8A
SUG-22-307	77.5	84.0	2.3	7.9	8A
SUG-22-308	62.0	86.7	10.2	1.1	8A
SUG-22-309	62.1	64.3	1.4	0.0	8A
SUG-22-310	52.4	58.5	3.1	0.0	8A
SUG-22-311	93.0	105.0	4.5	0.8	8A
SUG-22-312	87.0	89.5	1.0	0.1	8A
SUG-22-313	54.0	56.5	1.8	0.0	8A
SUG-22-314	37.0	43.0	1.5	6.5	8A
SUG-22-315	64.5	69.1	3.3	0.1	8A
SUG-22-316	66.3	71.2	3.4	0.1	8A
SUG-22-317	26.0	38.5	10.6	3.7	8A
SUG-22-318	36.7	53.0	12.9	3.4	8A
SUG-22-319	52.3	64.5	5.7	10.5	8A
SUG-22-320	46.5	54.7	5.3	1.5	8A
SUG-22-321	46.3	63.0	7.8	0.8	8A
SUG-22-322	51.0	71.0	7.5	0.3	8A
SUG-22-323	40.4	63.1	15.5	1.6	8A
SUG-22-324	47.9	65.2	8.3	0.4	8A
SUG-22-325	44.0	55.0	6.4	0.1	8A
SUG-22-326	73.0	80.0	3.8	7.7	8A
SUG-22-327	66.3	71.5	3.3	3.5	8A
SUG-22-328	54.7	56.2	1.2	0.2	8A
SUG-22-329	77.1	80.0	1.3	0.4	8A
SUG-22-330	45.0	50.8	5.2	2.3	8A
SUG-22-331	50.1	56.1	4.4	0.7	8A
SUG-22-332	67.8	71.7	2.0	1.0	8A
SUG-22-333	82.2	86.2	1.6	0.1	8A
SUG-22-334	81.9	88.1	2.7	0.0	8A
SUG-22-335	68.5	74.9	3.5	2.2	8A
SUG-22-336	54.9	60.4	3.8	1.5	8A
SUG-22-337	82.0	95.5	5.4	0.7	8A
SUG-22-338	72.0	83.5	4.9	0.2	8A
SUG-22-339	58.2	62.6	2.2	1.0	8A
SUG-22-340	63.7	70.7	2.8	0.0	8A
SUG-22-341	47.8	52.2	2.5	6.4	8A
SUG-22-342	73.5	79.5	2.1	7.1	8A
SUG-22-343	102.0	108.2	2.0	15.3	8A
SUG-22-344	107.1	109.4	0.7	0.7	8A
SUG-22-345	91.6	95.7	1.5	2.0	8A
SUG-22-346	54.5	60.0	2.6	0.0	8A
SUG-22-347	48.4	51.0	1.4	0.1	8A
SUG-22-348	61.0	66.2	2.0	0.0	8A
SUG-22-349	40.0	45.2	3.5	16.7	8A
SUG-22-350	24.2	28.4	2.4	0.4	8AFW
	47.3	50.3	1.7	10.7	8A

SSR Mining Inc.	PAGE 12

SUG-22-351	20.1	21.0	0.5	8.5	8AFW
	45.7	52.1	3.5	1.8	8A
SUG-22-352	18.1	20.6	1.7	0.5	8AFW
	32.0	37.3	3.7	1.7	8A
SUG-22-353	31.3	40.1	6.2	3.8	8A
SUG-22-354	25.3	30.8	4.9	0.8	8A
SUG-22-356	31.6	34.0	2.0	5.6	8A
SUG-22-357	21.2	22.2	0.7	0.2	8AFW
	33.3	36.0	2.0	8.5	8A
SUG-22-358	32.0	43.7	4.3	5.0	8AFW
	65.5	69.5	1.4	2.0	8A
SUG-22-359	31.5	36.5	3.6	13.8	8A
SUG-22-360	31.4	32.5	0.6	1.2	8AFW
	43.5	70.5	13.9	3.6	8A
SUG-22-361	36.0	46.3	8.1	2.1	8A
SUG-22-362	34.1	38.8	4.4	9.9	8A
SUG-22-363	27.0	27.7	0.5	0.4	8AFW
	40.9	48.3	5.3	2.4	8A
SUG-22-364	22.7	24.9	1.9	0.8	8AFW
	32.2	43.1	9.4	6.9	8A
SUG-22-365	30.6	45.0	9.6	5.1	8AFW
	52.0	53.1	0.7	42.8	8A
SUG-22-366	39.5	48.0	3.8	7.5	8AFW
	62.3	73.4	5.1	1.4	8A
SUG-22-367	36.4	47.7	5.6	6.6	8AFW
	56.6	85.0	14.0	1.2	8A
SUG-22-368	43.1	47.3	1.8	0.1	8AFW
	56.9	75.0	8.0	0.6	8A
SUG-22-369	30.2	31.8	1.1	3.0	8AFW
	34.5	57.1	15.9	2.7	8A
SUG-22-370	32.1	57.5	14.2	7.8	8AFW
	63.0	76.5	7.4	0.6	8A
SUG-22-371	42.2	63.5	10.3	2.6	8AFW
	81.0	85.6	2.3	0.1	8A
SUG-22-372	28.0	39.0	8.1	1.4	8AFW
	40.0	54.2	10.2	5.6	8A
SUG-22-373	32.0	45.1	8.3	7.7	8AFW
	46.5	75.0	17.9	3.8	8A
SUG-22-374	42.0	48.7	3.7	13.6	8AFW
	57.0	72.5	8.8	2.7	8A
SUG-22-375	NSI
SUG-22-376	41.0	44.0	1.5	2.2	8AFW
	52.5	59.4	3.4	0.1	8A
SUG-22-377	33.2	37.7	2.7	0.2	8AFW
	45.2	50.3	3.1	1.5	8A
SUG-22-378	38.8	39.5	0.3	0.1	8AFW
	55.2	61.7	3.2	1.1	8A
SUG-22-379	27.8	29.5	1.2	0.1	8AFW
	37.9	44.5	4.4	6.5	8A
SUG-22-380	24.9	26.8	1.5	1.2	8AFW
	32.9	39.0	4.9	0.8	8A
SUG-22-381	30.4	30.9	0.3	0.1	8AFW
	40.1	44.0	2.4	1.5	8A

SSR Mining Inc.	PAGE 13

SUG-22-382	34.0	38.2	3.4	0.0	8AFW
	38.2	45.0	5.5	0.6	8A
SUG-22-383	31.7	34.0	2.1	10.1	8A
SUG-22-384	31.5	34.0	2.3	1.0	8A
SUG-22-385	39.7	51.3	6.5	1.8	8AFW
	56.7	70.5	7.6	1.5	8A
SUG-22-386	25.1	27.3	1.9	0.1	8AFW
	34.3	40.3	5.2	9.6	8A
SUG-22-387	25.0	30.0	4.5	0.4	8AFW
	33.2	41.6	7.5	3.2	8A
SUG-22-388	33.1	42.5	6.8	2.7	8AFW
	42.5	54.6	8.6	3.2	8A
SUG-22-389	32.5	45.4	7.3	3.8	8AFW
	45.4	58.5	7.4	3.3	8A
SUG-22-390	40.0	57.7	10.7	7.2	8AFW
	57.7	74.0	9.9	2.6	8A
SUG-22-391	38.0	41.6	3.3	0.6	8A
SUG-22-392	42.8	50.5	4.4	1.4	8AFW
	66.0	67.5	0.9	2.0	8A
SUG-22-393	42.0	55.2	6.7	4.8	8AFW
	61.5	65.3	1.9	2.4	8A
Including	49.0	55.2	2.8	7.1	8A
SUG-22-600	271.0	273.0	0.7	12.4	8A
	293.5	297.8	1.6	0.2	8AFW
SUG-22-601	226.4	234.0	3.2	1.7	8A
	250.0	263.0	5.4	0.8	8AFW
SUG-22-602	268.5	274.5	2.2	4.0	8A
	290.2	295.7	2.2	11.7	8AFW
SUG-22-603	334.5	336.0	0.5	1.4	8A
	372.0	375.0	1.0	3.8	8AFW
SUG-22-604	203.6	209.4	2.2	2.6	Unknown
	316.0	333.6	6.3	0.1	8A
SUG-22-605	217.0	221.5	2.1	28.9	8AHW
SUG-22-606	331.8	349.4	7.4	0.0	8A
SUG-22-607	170.7	175.4	2.3	3.5	8AHW
	309.3	315.3	3.1	0.0	8A
SUG-22-608	260.9	264.0	1.8	0.0	8A
SUG-22-609	198.2	201.2	2.0	0.1	8A
SUG-22-610	128.1	129.7	1.5	2.3	8A
SUG-22-611	141.5	147.0	4.9	2.5	8A
SUG-22-612	130.1	136.9	6.4	1.6	8A
SUG-22-900	166.0	168.5	2.2	1.5	9C
	192.0	192.5	0.4	32.5	9A
SUG-22-901	206.1	208.3	1.6	0.0	9C
	224.0	228.5	3.3	0.5	9A
SUG-22-902	231.2	232.3	0.7	0.0	9C
	255.0	257.3	1.6	12.7	9A
SUG-22-903	257.9	261.4	0.7	12.0	9C
SUG-22-904	175.5	179.0	2.9	3.9	9C
	204.0	210.0	5.1	1.7	9A
SUG-22-905	152.0	155.0	0.9	4.2	9C
	181.9	185.7	1.2	0.1	9A
SUG-22-906	142.0	154.2	2.4	0.1	9C
	163.4	165.1	0.3	4.5	9A

SSR Mining Inc.	PAGE 14

SUG-22-907	193.8	199.2	4.2	0.4	9C
	215.8	217.4	1.3	75.0	9A
SUG-22-908	235.0	238.5	2.5	0.6	9A
SUG-22-909	229.0	231.5	2.0	1.8	9A
SUG-22-910	219.4	227.4	6.2	0.1	9A
SUG-22-911	186.8	188.7	1.6	27.3	9C
	192.5	194.1	1.4	3.5	9A
SUG-22-912	288.5	292.0	2.2	0.3	9C
	312.5	316.0	2.2	0.7	9A
SUG-22-913	262.7	264.9	1.4	0.0	9C
	290.7	294.3	2.2	0.9	9A
SUG-22-914	221.4	222.1	0.5	0.0	9C
	252.8	259.5	4.5	1.1	9A
SUG-22-915	224.5	226.7	1.4	0.0	9C
	257.9	259.0	0.7	5.0	9A
SUG-22-916	189.5	193.5	2.9	0.1	9C
	227.5	231.5	3.0	8.9	9A
SUG-22-917	173.8	176.8	2.4	0.9	9C
	213.6	215.5	1.6	11.5	9A
SUG-22-918	166.5	169.2	2.3	1.2	9C
	181.4	185.4	3.4	1.0	9A
SUG-22-919	173.3	183.2	8.6	1.8	9C
	187.6	189.9	2.0	0.0	9A
SUG-22-920	153.1	157.4	3.8	11.4	9C
	163.5	165.6	1.8	5.5	9A
SUG-22-921	156.9	163.0	5.5	3.5	9C
	175.2	177.7	2.3	0.5	9A
SUG-22-922	145.2	149.8	4.4	4.2	9C
	162.2	165.2	2.9	27.8	9A
SUG-22-923	154.8	156.8	1.9	18.9	9C
	160.5	161.7	1.1	7.7	9A
SUG-22-924	146.0	149.0	2.9	9.8	9C
	153.7	155.1	1.4	0.1	9A
SUG-22-925	143.7	145.7	1.9	1.3	9C
	152.5	155.9	3.3	22.0	9A
SUG-22-926	139.4	142.0	2.6	0.1	9C
	152.0	154.5	2.5	0.8	9A
SUG-22-927	146.0	149.0	2.9	0.1	9C
	156.0	160.7	4.6	3.8	9A
SUG-22-928	141.7	143.5	1.7	0.1	9C
	150.0	155.5	5.2	1.3	9A
SUG-22-929	175.0	179.0	3.7	0.2	9C
SUG-22-930	162.0	170.5	7.2	0.2	9C
	186.1	187.4	1.1	0.0	9A
SUG-22-931	151.0	155.4	3.5	0.4	9C
	159.9	163.3	2.7	5.6	9A
SUG-22-932	153.4	164.0	7.6	0.2	9C
	183.4	184.0	0.4	0.0	9A
SUG-22-933	172.1	174.1	1.6	0.0	9C
	198.5	200.3	1.4	0.0	9A
SUG-22-934	144.5	148.3	3.8	0.3	9C
	161.5	165.7	4.2	0.0	9A
SUG-22-935	140.9	143.1	2.2	0.2	9C
	183.0	186.0	3.0	0.1	9A

SSR Mining Inc.	PAGE 15

SUG-22-936	141.3	144.4	3.0	0.2	9C
	182.8	183.6	0.8	0.2	9A
SUG-22-937	164.0	168.5	4.1	0.1	9C
	186.9	196.8	9.0	0.0	9A
SUG-22-938	185.0	191.5	4.8	0.3	9C
	206.2	207.9	1.3	0.0	9A
SUG-22-939	148.5	150.6	2.1	2.1	9C
	164.5	168.5	3.9	0.0	9A
SUG-22-940	145.5	147.0	1.5	1.8	9C
	164.5	166.5	1.9	0.2	9A
SUG-22-941	149.5	152.1	2.4	0.1	9C
	163.5	164.5	0.9	0.2	9A
SUG-22-942	203.8	205.9	1.3	0.2	9C
SUG-22-943	147.5	149.5	1.9	0.1	9C
	162.0	164.0	1.9	0.2	9A
SUG-22-944	183.0	186.0	2.4	11.1	9C
	198.4	202.7	3.4	0.0	9A
SUG-22-945	162.6	164.5	1.7	0.1	9C
	174.6	178.6	3.7	17.7	9A
JOY-21-961	207.1	209.0	1.4	3.0	SHW 2
	217.0	220.7	2.7	0.1	SHW 1
JOY-21-962	61.0	65.5	4.1	1.7	609
	231.5	235.4	3.6	0.4	SHW 2
	248.1	250.0	1.8	0.3	SHW 1
JOY-21-963	272.9	281.0	5.9	0.2	SHW 1
JOY-21-964	282.1	287.3	5.0	0.2	8G
	323.1	331.6	8.0	0.0	8F
JOY-21-965	292.0	305.2	10.7	0.0	8G
	332.0	333.2	1.0	0.1	8F
JOY-21-966	334.1	337.5	2.4	0.0	8G
	370.1	371.6	1.1	0.0	8F
JOY-21-967	272.1	275.1	2.6	0.1	8G
	293.2	293.9	0.6	0.0	8F
JOY-21-968	304.8	308.5	3.3	3.5	8G
JOY-21-969	NSI
JOY-21-970	NSI
JOY-21-971	283.6	288.5	4.2	0.3	8G
	330.0	331.0	0.9	0.1	8F
JOY-21-972	170.9	171.2	0.3	3.5	8A
JOY-21-973	NSI
JOY-21-974	NSI
JOY-21-975	401.4	404.2	2.2	1.6	8A
JOY-22-976	NSI
JOY-22-977	NSI
JOY-22-978	NSI
JOY-22-979	NSI
JOY-22-980	NSI
JOY-22-981	NSI
JOY-22-982	506.0	509.7	3.7	4.1	9C
	519.3	524.0	4.6	0.5	9A
JOY-22-983	530.6	532.6	1.9	0.4	9C
	544.2	546.8	2.5	0.3	9A
JOY-22-984	804.9	810.5	5.1	0.0	621

SSR Mining Inc.	PAGE 16

JOY-22-985	NSI
JOY-22-986	570.7	574.3	3.2	0.9	9C
	581.1	585.0	3.5	0.9	9A
Notes: All Santoy drilling intercepts reflect true width intersections. Santoy results are cut to 75 g/t Au.
NSI – No Significant Intercepts

Table 5: All drill holes completed at Porky Main and Porky West during the Exploration Period.

Hole ID	From (m)	To (m)	Interval (m)	Gold (g/t Au)	Zone
GAS-22-142	257.0	265.5	7.9	4.8	Porky West
GAS-22-143	229.5	232.5	2.8	1.4	Porky West
GAS-22-144	200.0	205.5	5.3	2.7	Porky West
GAS-22-145	289.6	294.7	4.0	4.4	Porky West
GAS-22-146	255.9	261.0	4.5	3.0	Porky West
GAS-22-147	253.0	259.0	4.1	1.0	Porky West
GAS-22-149	216.8	219.0	1.9	3.0	Porky West
GAS-22-150	201.0	205.0	3.6	0.2	Porky West
GAS-22-151	185.2	197.0	9.1	0.4	Porky West
GAS-22-152	160.3	169.9	9.0	2.4	Porky West
GAS-22-153	165.0	177.0	9.2	6.0	Porky West
GAS-22-154	185.9	192.7	4.6	0.3	Porky West
GAS-22-155	151.2	159.4	7.9	3.8	Porky West
GAS-22-156	145.5	153.3	7.8	2.2	Porky West
GAS-22-157	139.8	147.0	6.5	1.4	Porky West
GAS-22-158	185.5	191.0	5.1	4.4	Porky West
GAS-22-159	178.0	195.0	16.5	3.2	Porky West
GAS-22-160	182.1	194.8	12.3	2.9	Porky West
GAS-22-161	213.1	230.0	14.7	3.0	Porky West
GAS-22-162	232.1	246.0	12.2	1.1	Porky West
GAS-22-165	214.4	227.0	11.1	12.8	Porky West
GAS-22-172	446.4	450.8	4.2	3.0	Porky West
PKY-22-001	25.2	30.0	4.8	0.3	Porky Main
	42.5	59.0	16.5	0.8
PKY-22-002	13.6	16.6	3.0	0.6	Porky Main
	20.5	24.4	3.9	0.7
	39.0	43.8	4.8	1.3
	69.0	72.0	3.0	5.5
	94.6	101.2	6.6	1.9
PKY-22-003	50.5	55.0	4.5	0.2	Porky Main
	59.5	64.0	4.5	4.5
	82.0	89.5	7.5	1.5
	93.5	102.0	8.5	0.6
	112.1	117.0	5.0	4.3
	123.0	131.4	8.4	7.4
PKY-22-004	73.6	87.0	13.4	0.9	Porky Main
	91.5	99.0	7.5	0.4
	121.5	126.0	4.5	0.7
	140.5	144.8	4.3	0.3
	152.3	156.8	4.5	0.8
PKY-22-005	47.3	54.8	7.5	2.6	Porky Main
	60.8	75.0	14.2	0.6
	83.0	92.3	9.3	5.5

SSR Mining Inc.	PAGE 17

PKY-22-006	16.5	24.0	7.5	0.4	Porky Main
	33.2	39.2	6.0	0.6
	54.2	58.7	4.5	0.9
	93.6	102.1	8.5	5.9
PKY-22-007	6.3	30.0	23.7	1.3	Porky Main
	55.9	62.0	6.1	0.5
	66.5	71.0	4.5	0.2
PKY-22-008	10.1	23.6	13.5	0.3	Porky Main
PKY-22-009	13.2	36.3	23.1	0.7	Porky Main
	60.5	63.5	3.0	0.7
	93.0	97.5	4.5	0.6
PKY-22-010	85.0	92.5	7.5	2.2	Porky Main
	104.5	109.0	4.5	0.2
PKY-22-011	NSI				Porky Main
PKY-22-012	35.6	42.6	7.0	0.4	Porky Main
PKY-22-013	53.6	62.0	8.4	0.5	Porky Main
PKY-22-014	NSI				Porky Main
PKY-22-015	35.2	58.3	23.1	0.8	Porky Main
PKY-22-016	99.7	102.7	3.0	0.6	Porky Main
	121.8	127.3	5.5	0.7
PKY-22-017	53.0	57.5	4.5	0.9	Porky Main
PKY-22-018	NSI				Porky West
PKY-22-019	64.0	67.8	3.8	1.1	Porky West
PKY-22-020	49.0	55.0	6.0	0.3	Porky West
	102.0	113.5	11.5	0.5
PKY-22-021	NSI				Porky West
PKY-22-022	12.0	15.3	3.3	1.9	Porky West
PKY-22-022A	NSI				Porky West
PKY-22-023	149.0	165.0	16.0	2.5	Porky West
PKY-22-024	135.5	146.0	10.5	0.7	Porky West
	158.4	164.4	6.0	0.4
PKY-22-025	107.3	111.5	4.2	2.5	Porky West
	125.0	131.0	6.0	2.2
	137.0	140.0	3.0	0.6
PKY-22-025A	NSI				Porky West
PKY-22-026	59.7	67.0	7.3	2.1	Porky West
	128.0	148.3	20.3	0.5
PKY-22-027	38.0	42.9	4.9	0.9	Porky West
	47.3	51.8	4.5	1.5
	82.1	85.0	2.9	0.8
	97.5	117.0	19.5	0.7
	121.5	124.5	3.0	0.6
PKY-22-028	51.0	82.3	31.3	1.9	Porky West
PKY-22-029	59.9	64.4	4.5	0.4	Porky West
Notes: All Porky Main and Porky West drilling intercepts reflect core length intersections. Porky Main and Porky West results are uncut, reported at a 0.3 g/t Au cut-off and include a maximum of three meters internal dilution.
NSI – No Significant Intercepts

SSR Mining Inc.	PAGE 18

Table 6: All drill holes completed at the Shane target during the Exploration Period.

Hole ID	From (m)	To (m)	True Width (m)	Gold (Au g/t)	Zone
SHA-21-039	155.9	158.1	1.8	4.2	Shane HW
	271.9	275.7	3.1	7.1	S1
	380.7	383.4	2.2	1.7	S4
SHA-21-040	252.8	262.2	6.1	0.2	Shane HW
	329.6	331.5	1.3	4.8	S1
	450.2	455.3	3.5	0.3	S4
SHA-21-041	NSI				No Zone
SHA-21-042	NSI				No Zone
SHA-21-046	175.3	181.0	4.6	54.3	Shane HW
Including	175.3	177.0	1.0	172.0	Shane HW
	315.0	323.8	7.2	2.1	S1
SHA-21-047	201.7	205.8	2.5	0.2	Shane HW
	390.7	392.9	1.4	3.0	S1
SHA-21-048	301.2	306.9	4.4	2.0	S1
SHA-21-049	176.5	179.7	2.1	7.5	Shane HW
SHA-21-050	197.4	202.0	2.7	0.2	Shane HW
SHA-21-051	177.2	189.9	11.8	2.7	Shane HW
SHA-21-052	290.2	293.8	2.7	0.3	S1
	361.0	363.4	1.8	1.3	S2
	390.2	391.9	1.3	3.6	S3
	396.3	399.3	2.3	2.5	S4
SHA-21-053	303.2	306.0	1.6	0.4	Shane HW
	382.5	386.4	2.3	11.9	S1
	412.4	414.4	1.2	0.7	S2
SHA-22-055	103.7	105.4	1.2	1.1	S1
	160.2	162.2	1.4	2.7	S2
	186.1	189.1	2.2	1.7	S3
	208.3	212.3	2.9	0.3	S4
SHA-22-056	88.0	91.5	2.7	0.1	S1
	100.8	103.1	1.8	0.9	S2
	134.1	135.1	0.8	0.0	S3
	173.6	174.6	0.8	4.0	S4
SHA-22-057	111.3	114.6	2.1	12.3	S1
	120.0	122.5	1.6	0.0	S2
	178.5	182.5	2.7	0.8	S3
SHA-22-058	154.1	158.7	2.2	1.7	S1
	164.5	169.5	2.4	3.2	S2
SHA-22-059	111.8	112.4	0.4	0.0	S1
	129.0	131.0	1.5	0.0	S2
SHA-22-060	126.0	129.9	2.3	1.3	S1
	155.9	158.3	1.5	0.3	S2
	241.5	243.3	1.1	0.3	S3
	257.3	258.6	0.8	1.0	S4
SHA-22-061	155.6	157.6	0.9	0.6	S1
	226.0	229.4	1.6	0.1	S2
	261.4	266.6	2.5	0.3	S3
	326.8	328.1	0.6	0.8	S4
SHA-22-063	259.0	261.0	1.1	0.7	Shane HW
SHA-22-064	225.0	230.5	1.8	0.2	Shane HW

SSR Mining Inc.	PAGE 19

SHA-22-065	136.0	140.6	2.5	6.5	S1
	164.0	167.7	2.0	0.5	S2
	241.5	244.5	1.7	0.7	S3
	286.1	288.7	1.5	3.1	S4
SHA-22-066	196.0	197.6	1.0	7.9	S1
	246.9	249.1	1.5	3.6	S2
	311.0	313.0	1.4	0.0	S3
	325.4	325.8	0.3	0.0	S4
SHA-22-067	226.0	227.2	0.6	2.6	S1
	272.0	277.0	2.7	0.5	S2
SHA-22-068	10.5	12.8	1.1	0.0	S4
	52.6	53.6	0.5	0.1	S3
	138.8	140.8	1.1	1.6	S1
SHA-22-069	70.1	72.3	0.8	6.9	S3
	142.5	144.0	0.6	0.0	S2
	178.0	183.2	2.2	1.8	S1
SHA-22-070	54.0	56.0	0.9	0.0	S3
	141.9	143.0	0.5	0.0	S2
	174.0	175.4	0.7	1.2	S1
SHA-22-071	73.6	76.7	1.2	2.5	S3
	163.0	166.3	1.3	0.2	S2
	200.5	207.5	2.9	3.4	S1
SHA-22-072	61.0	62.0	0.4	0.4	S3
	196.1	202.0	2.5	2.0	S1
SHA-22-073	369.8	373.4	2.0	1.0	Shane HW
	476.0	478.0	1.1	0.9	S1
	530.6	533.1	1.4	0.5	S2
	556.0	559.0	1.7	0.9	S3
SHA-22-074	402.6	406.0	2.2	5.5	S1
SHA-22-075	314.5	318.3	2.8	1.2	S1
SHA-22-076	285.0	288.4	2.9	1.5	S1
	372.3	374.0	1.5	2.7	S4
SHA-22-077	370.0	373.0	2.0	0.5	S1
SHA-22-078	777.0	782.6	3.5	0.1	S1
	796.0	800.0	2.6	0.2	S2
SHA-22-079	721.4	726.1	3.1	0.3	S1
	761.5	763.8	1.5	0.0	S2
SHA-22-080	779.8	781.5	1.0	0.0	S1
SHA-22-081	45.0	46.0	0.4	0.1	Unknown
	494.8	496.4	0.8	4.1	S1
SHA-22-082	366.4	367.6	0.8	0.1	S1
	372.0	373.5	1.1	0.0	S2
	433.6	436.5	2.1	0.0	S3
	464.4	472.7	6.0	0.5	S4
SHA-22-083	441.7	445.4	2.0	1.5	S1
	472.0	473.0	0.5	0.0	S2
	552.7	555.1	1.3	0.8	S3
	613.8	617.9	2.3	0.4	S4
SHA-22-084	217.5	218.5	0.7	0.1	Shane HW
	331.5	336.0	3.3	2.6	S1
	371.5	373.0	1.1	0.1	S2
	403.8	407.0	2.4	8.3	S3

SSR Mining Inc.	PAGE 20

SHA-22-085	28.3	32.0	2.2	1.6	Unknown
	226.1	228.1	1.4	1.0	Shane HW
	366.5	372.7	4.3	0.7	S1
	399.4	402.3	2.0	0.7	S2
	422.4	445.0	15.5	0.0	S3
	459.1	461.7	1.9	0.4	S4
SHA-22-086	26.6	28.9	1.5	2.0	Unknown
	199.4	202.2	1.9	2.5	Shane HW
	365.0	369.5	3.2	0.2	S1
	411.2	413.3	1.5	0.2	S2
	442.6	443.5	0.6	0.4	S3
	489.3	491.7	1.7	0.3	S4
SHA-22-089	714.6	717.1	1.6	0.8	S1
	742.4	744.3	1.2	1.4	S2
	787.0	789.3	1.5	0.1	S3
	820.3	825.9	3.7	0.9	S4
SHA-22-090	736.4	740.0	2.2	1.8	S1
	766.4	770.6	2.6	0.1	S2
	821.0	822.0	0.6	0.1	S3
Notes: All Shane drilling intercepts reflect true width intersections. Shane results are uncut.
NSI – No Significant Intercepts

SSR Mining Inc.	PAGE 21

Supporting Drilling Information to SSR Mining Announcement

This document provides supporting drill collar locations and composite assay results for the Shane property drilling program referenced in the announcement “SSR Mining Announces Positive Exploration Results at Seabee”, December 8, 2022. Drill collar locations are surveyed in UTM Zone 13N, NAD83 grid using differential GPS in units of meters. The elevation datum is CGG2013.

Table 7: Supporting collar coordinates for surface drill holes at Santoy.

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	EOH Depth (m)
JOY-21-961	599892	6170220	438	245	-50	258
JOY-21-962	600086	6170053	442	160	-52	426
JOY-21-963	600086	6170053	442	150	-55	426
JOY-21-964	600263	6169616	442	210	-45	510
JOY-21-965	600263	6169616	442	210	-55	525
JOY-21-966	600263	6169616	442	215	-72	621
JOY-21-967	600263	6169616	442	225	-65	402
JOY-21-968	600270	6169620	443	220	-50	375
JOY-21-969	600270	6169620	442	205	-65	396
JOY-21-970	600268	6169620	443	200	-45	366
JOY-21-971	600269	6169620	443	205	-55	375
JOY-21-972	600156	6169317	461	205	-55	876
JOY-21-973	600156	6169317	461	215	-75	426
JOY-21-974	600305	6169258	460	200	-47	426
JOY-21-975	600305	6169258	460	200	-67	465
JOY-22-976	598586	6171056	455	178	-45	528
JOY-22-977	598586	6171056	455	178	-65	444
JOY-22-978	598586	6171056	455	178	-75	408
JOY-22-979	598447	6171121	459	178	-45	372
JOY-22-980	598447	6171121	459	178	-65	381
JOY-22-981	598447	6171121	459	178	-88	396
JOY-22-982	599174	6171155	436	180	-58	591
JOY-22-983	599174	6171155	436	180	-67	636.4
JOY-22-984	599174	6171155	436	198	-65	942
JOY-22-985	599174	6171155	436	198	-72	333
JOY-22-986	599174	6171156	435	198	-72	654

SSR Mining Inc.	PAGE 22

Table 8: Collar coordinates for drill holes at the Porky Main and Porky West targets.

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	EOH Depth (m)
GAS-22-142	584574	6174887	467	34	-69	300
GAS-22-143	584575	6174889	466	35	-59	270
GAS-22-144	584575	6174889	466	35	-46	252
GAS-22-145	584600	6174846	465	35	-70	340
GAS-22-146	584600	6174846	465	35	-62	321
GAS-22-147	584630	6174883	464	35	-72	300
GAS-22-149	584686	6174845	457	41	-58	255
GAS-22-150	584686	6174845	457	41	-50	362
GAS-22-151	584729	6174871	464	35	-64	270
GAS-22-152	584729	6174871	464	35	-50	264
GAS-22-153	584757	6174887	466	35	-64	261
GAS-22-154	584757	6174887	466	35	-72	291
GAS-22-155	584757	6174887	466	30	-55	237
GAS-22-156	584757	6174887	466	15	-48	246
GAS-22-157	584757	6174887	466	25	-48	258
GAS-22-158	584813	6174891	467	32	-69	327
GAS-22-159	584813	6174891	467	32	-54	252
GAS-22-160	584841	6174890	464	32	-55	318
GAS-22-161	584841	6174890	464	25	-71	306
GAS-22-162	584841	6174890	464	40	-72	360
GAS-22-165	584947	6174917	463	15	-72	363
GAS-22-172	584566	6174617	460	25	-45	522
PKY-22-001	585874	6174267	454	64	-47	111
PKY-22-002	585859	6174314	456	64	-47	102
PKY-22-003	585822	6174321	457	65	-45	135
PKY-22-004	585768	6174371	461	65	-52	160
PKY-22-005	585798	6174372	464	65	-50	162
PKY-22-006	585838	6174359	460	65	-48	162
PKY-22-007	585837	6174404	460	65	-48	120
PKY-22-008	585818	6174434	465	68	-45	90
PKY-22-009	585803	6174411	466	62	-50	120
PKY-22-010	585746	6174416	463	65	-50	162
PKY-22-011	585712	6174456	463	65	-50	150
PKY-22-012	585761	6174452	467	65	-50	132
PKY-22-013	585739	6174492	466	65	-49	120
PKY-22-014	585699	6174534	469	51	-51	111
PKY-22-015	585717	6174519	467	65	-57	111
PKY-22-016	585674	6174506	467	74	-48	150
PKY-22-017	585675	6174521	466	58	-51	141
PKY-22-018	585054	6174992	456	8	-45	132
PKY-22-019	585026	6174952	460	16	-55	132
PKY-22-020	584982	6175005	459	4	-50	144
PKY-22-021	585021	6174993	460	8	-45	141
PKY-22-022	584915	6175013	462	5	-42	77
PKY-22-022A	584915	6175013	462	5	-53	81
PKY-22-023	584930	6174936	461	5	-52	165
PKY-22-024	584890	6174953	463	8	-45	192
PKY-22-025	584805	6174912	467	3	-44	141
PKY-22-025A	584805	6174913	464	2	-45	88
PKY-22-026	584837	6174950	462	10	-43	171
PKY-22-027	584855	6174995	460	8	-45	150

SSR Mining Inc.	PAGE 23

PKY-22-028	584822	6175006	457	4	-45	141
PKY-22-029	584753	6174975	461	4	-45	120

Table 9: Collar coordinates for drill holes at the Shane target.

Hole ID	Easting	Northing	Elevation (m)	Azimuth (deg.)	Dip (deg.)	Length (m)
SHA-21-039	593064	6171593	454	40	-48	432
SHA-21-040	593064	6171593	454	17	-65	546
SHA-21-041	592482	6171922	438	10	-48	420
SHA-21-042	592482	6171922	438	10	-62	455
SHA-21-046	593064	6171593	454	40	-58	345
SHA-21-047	593064	6171593	454	40	-68	432
SHA-21-048	593064	6171593	454	57	-48	345
SHA-21-049	593064	6171593	454	57	-58	438
SHA-21-050	593064	6171593	454	57	-65	486
SHA-21-051	593062	6171590	454	15	-45	387
SHA-21-052	593074	6171590	453	0	-58	465
SHA-21-053	593074	6171590	453	0	-75	462
SHA-22-055	593361	6171612	446	45	-45	240
SHA-22-056	593361	6171612	446	0	-50	180
SHA-22-057	593361	6171612	446	0	-62	270
SHA-22-058	593361	6171612	447	0	-72	231
SHA-22-059	593305	6171644	443	22	-55	171
SHA-22-060	593305	6171644	443	22	-65	291
SHA-22-061	593305	6171644	443	22	-75	351
SHA-22-063	593313	6171657	444	225	-45	276
SHA-22-064	593313	6171657	444	250	-45	261
SHA-22-065	593302	6171646	445	0	-68	300
SHA-22-066	593302	6171594	445	30	-70	396
SHA-22-067	593302	6171594	445	45	-70	411
SHA-22-068	593313	6171805	444	190	-50	192
SHA-22-069	593313	6171805	444	190	-58	231
SHA-22-070	593313	6171805	445	205	-55	210
SHA-22-071	593314	6171804	446	210	-60	250
SHA-22-072	593313	6171804	444	220	-55	225
SHA-22-073	593044	6171567	455	22	-76	561
SHA-22-074	593045	6171567	456	22	-70	501
SHA-22-075	593045	6171567	456	22	-55	480
SHA-22-076	593045	6171567	456	22	-48	441
SHA-22-077	592995	6171606	453	20	-68	531
SHA-22-078	592857	6171462	452	15	-73	825
SHA-22-079	592857	6171463	454	5	-73	822
SHA-22-080	592854	6171463	452	352	-73	810
SHA-22-081	592995	6171606	453	20	-78	501
SHA-22-082	592922	6171650	456	20	-70	531
SHA-22-083	592922	6171649	455	25	-77	672
SHA-22-084	593048	6171563	457	30	-54	411
SHA-22-085	593048	6171565	458	35	-64	513
SHA-22-086	593048	6171565	458	48	-54	500
SHA-22-089	592669	6171515	455	22	-71	879
SHA-22-090	592668	6171513	452	12	-72	927

SSR Mining Inc.	PAGE 24